Exhibit 10.2

SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of September 22, 2020, among ALLIANCE DATA SYSTEMS CORPORATION, a Delaware corporation (the “Borrower”), the Guarantors (as defined in the Credit Agreement referred to below) party hereto, the Banks party hereto (the “Consenting Banks”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (the “Administrative Agent”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.
W I T N E S S E T H:
WHEREAS, the Borrower, the Guarantors party thereto, the lenders party thereto from time to time (the “Banks”) and the Administrative Agent have entered into that certain Amended and Restated Credit Agreement, dated as of June 14, 2017 (as amended, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”; the Existing Credit Agreement, as amended by this Amendment, the “Credit Agreement”);
WHEREAS, the Borrower has requested, and subject to the terms and conditions set forth herein, the Administrative Agent and the Consenting Banks have agreed to, certain amendments to the Existing Credit Agreement as more specifically set forth herein;
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:
SECTION 1. Amendments to Existing Credit Agreement.  Effective as of the Sixth Amendment Effective Date (as defined below) and subject to the terms and conditions set forth herein and in reliance upon the representations and warranties set forth herein, Sections 5.11, 5.12 and 5.13 of the Existing Credit Agreement are hereby amended and restated in their entireties as follows:
SECTION 5.11 Total Leverage Ratio.  The Borrower shall not permit its Total Leverage Ratio for any period of four consecutive fiscal quarters, as determined for such four quarter period ending on the last day of any fiscal quarter, to exceed the applicable ratio set forth below for the applicable period ending on the date set forth below:
Periods Ending	Maximum Total Leverage Ratio
September 30, 2020 and December 31, 2020	3.50 to 1.00
March 31, 2021 through and including December 31, 2021	4.50 to 1.00
March 31, 2022 and June 30, 2022	4.00 to 1.00
September 30, 2022 and thereafter	3.50 to 1.00
SECTION 5.12 Interest Coverage Ratio.  The Borrower will not permit its Interest Coverage Ratio for any period of four consecutive fiscal quarters, as determined for such four quarter period ending on the last day of any fiscal quarter, to be less than the applicable ratio set forth below for the applicable period ending on the date set forth below:

Periods Ending	Minimum Interest Coverage Ratio
September 30, 2020 and December 31, 2020	4.50 to 1.00
March 31, 2021 through and including December 31, 2021	4.00 to 1.00
March 31, 2022 and June 30, 2022	4.25 to 1.00
September 30, 2022 and thereafter	4.50 to 1.00
SECTION 5.13 Delinquency Ratio.  The Borrower shall not permit the average of the Delinquency Ratios for Comenity Bank for the most recently ended three consecutive calendar months ending on the last day of any fiscal quarter to exceed the applicable ratio set forth below for the applicable period ending on the date set forth below:
Periods Ending	Maximum Delinquency Ratio
September 30, 2020 and December 31, 2020	4.50%
March 31, 2021 through and including December 31, 2021	6.50%
March 31, 2022 and June 30, 2022	5.50%
September 30, 2022 and thereafter	4.50%

SECTION 2. Prepayment of Term Loans.  In connection with this Amendment, the Borrower has notified the Administrative Agent and the Consenting Banks that the Borrower intends to consummate an issuance of senior unsecured notes with an aggregate principal face amount of not less than $500,000,000 (the “Senior Note Issuance”) and use all or a portion of the net cash proceeds from the Senior Note Issuance to optionally prepay Term Loans.  Such prepayment shall be applied to reduce the scheduled installments of the Term Loans required pursuant to Section 2.5(b) of the Credit Agreement (i) first, to the quarterly installments payable on the last Business Day of each of September 2020 and December 2020, and (ii) second, to the bullet payment of the Term Loans due on the Maturity Date (without any reduction to any of the other scheduled installments of the Term Loans required pursuant to Section 2.5(b) of the Credit Agreement).  The Consenting Banks hereby (i) waive the requirements set forth in Section 2.10(a) of the Credit Agreement with respect to any prior notice or dollar multiples of any voluntary prepayment pursuant to this Section 2 and (ii) solely as to each such Consenting Bank, waive the requirements set forth in Section 2.13 of the Credit Agreement with respect to reimbursement for any loss or expense resulting from such voluntary prepayment occurring on a day other than the last day of an Interest Period.
SECTION 3. GAAP Methodology.  Effective January 1, 2020, the Borrower adopted the current expected credit losses methodology (CECL) pursuant to FASB ASU 2016-13, Financial Instruments—Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments (the “CECL GAAP Change”).  The Borrower hereby notifies the Administrative Agent that, effective from and after the Sixth Amendment Effective Date, for purposes of Section 1.2(b) of the Credit Agreement, the Borrower does not wish to amend any covenant in Article 5 of the Credit Agreement or any definition directly or indirectly used therein or in Appendix I of the Credit Agreement to eliminate the effect of the CECL GAAP Change on the operation of such covenants, and that the Borrower’s compliance with such covenants and determinations made pursuant to any such definition or Appendix I of the Credit Agreement shall be determined on the basis of generally accepted accounting principles including the CECL GAAP Change.  Notwithstanding the foregoing, the Borrower, the Consenting Banks and the Administrative Agent agree that (i) for all fiscal quarters ended prior to January 1, 2020, all financial results and calculations used in determining compliance with the covenants in Article 5 of the Credit Agreement or any definition directly or indirectly used therein or in Appendix I of the Credit Agreement shall be determined on the basis of
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generally accepted accounting principles not including the CECL GAAP Change, and (ii) for all fiscal quarters ended after January 1, 2020, all financial results and calculations used in determining compliance with the covenants in Article 5 of the Credit Agreement or any definition directly or indirectly used therein or in Appendix I of the Credit Agreement shall be determined on the basis of generally accepted accounting principles including the CECL GAAP Change.  As a result, the four full fiscal quarter period ending September 30, 2020, will include one fiscal quarter (the fiscal quarter ended December 31, 2019) of financial reporting determined on the basis of generally accepted accounting principles not including the CECL GAAP Change and three fiscal quarters (the fiscal quarters ended March 31, June 30 and September 30, 2020) of financial reporting determined on the basis of generally accepted accounting principles including the CECL GAAP Change.
SECTION 4. Sixth Amendment Effective Date Conditions.  This Amendment shall become effective on the date when the following conditions shall have been satisfied or waived (such date, the “Sixth Amendment Effective Date”):
(a) The Administrative Agent’s receipt of this Amendment, duly executed by an authorized officer of each signing Credit Party, the Required Banks and the Administrative Agent.
(b) The fact that immediately prior to and after giving effect to this Amendment, no Default has occurred and is continuing.
(c) The fact that the representations and warranties of the Credit Parties contained in the Credit Agreement are true and correct in all material respects (where not already qualified by materiality, otherwise in all respects) immediately prior to and after giving effect to this Amendment (other than representations and warranties that relate to a specific date, which shall be true and correct in all material respects (where not already qualified by materiality, otherwise in all respects) as of such specific date).
(d) The Borrower shall have consummated (or shall consummate concurrently with the Sixth Amendment Effective Date) the Senior Note Issuance and shall have prepaid (or shall prepay concurrently with the Sixth Amendment Effective Date) a portion of the outstanding principal amount of the Term Loans, which shall be applied as specified pursuant to Section 2 above, in an amount equal to (i) if the aggregate principal face amount of the Senior Notes Issuance is $500,000,000, then 100% of the aggregate net cash proceeds from the Senior Note Issuance, (ii) if the aggregate principal face amount of the Senior Notes Issuance is greater than $500,000,000 but less than or equal to $600,000,000, then (A) 100% of the aggregate net cash proceeds that would have been received by the Borrower from a $500,000,000 aggregate principal face amount Senior Note Issuance and (B) for the avoidance of doubt, 0% of the aggregate net cash proceeds attributable to that portion of the aggregate principal face amount of the Senior Note Issuance in excess of $500,000,000, and (iii) if the aggregate principal face amount of the Senior Notes Issuance is greater than $600,000,000, then an amount equal to the sum of (A) 100% of the aggregate net cash proceeds that would have been received by the Borrower from a $500,000,000 aggregate principal face amount Senior Note Issuance and (B) 85% of the aggregate net cash proceeds attributable to that portion of the aggregate principal face amount of the Senior Note Issuance in excess of $600,000,000.  For purposes of this paragraph, “net cash proceeds” shall be the net cash proceeds from the Senior Note Issuance after all fees, costs and expenses related to the Senior Note Issuance and this Amendment.
(e) Payment by the Borrower to the Administrative Agent for the account of each Consenting Bank of upfront fees previously agreed to between the Borrower and Wells Fargo Securities, LLC.
(f) Payment of all fees to Wells Fargo Securities, LLC required to be paid in connection with this Amendment.
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SECTION 5. Acknowledgement and Confirmation.  Each of the Credit Parties party hereto hereby agrees that with respect to each Credit Document to which it is a party, after giving effect to this Amendment and the transactions contemplated hereunder, all of its obligations, liabilities and indebtedness under such Credit Document, including guarantee obligations, shall, except as set forth herein or in the Credit Agreement, remain in full force and effect on a continuous basis.
SECTION 6. Limited Effect.  Except as provided herein, the Existing Credit Agreement and the other Credit Documents shall remain unmodified and in full force and effect.  This Amendment shall not be deemed (a) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Existing Credit Agreement or any other Credit Document other than as set forth herein, (b) to prejudice any right or rights that the Administrative Agent or the Banks may now have or may have in the future under or in connection with the Existing Credit Agreement or the other Credit Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or modified from time to time, other than as set forth herein, or (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower, any of its Subsidiaries or any other Person with respect to any other waiver, amendment, modification or any other change to the Existing Credit Agreement or the other Credit Documents or any rights or remedies arising in favor of the Banks or the Administrative Agent, or any of them, under or with respect to any such documents.
SECTION 7. Costs and Expenses.  The Borrower hereby reconfirms its obligations pursuant to Section 10.3(a) of the Credit Agreement to pay and reimburse the Administrative Agent in accordance with the terms thereof.
SECTION 8. Representations and Warranties. To induce the Administrative Agent and the Consenting Banks to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent and the Consenting Banks that:  (a) the representations and warranties contained in the Credit Agreement are true and correct in all material respects (where not already qualified by materiality, otherwise in all respects) on and as of the date hereof immediately after giving effect to this Amendment with the same effect as though made on the date hereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects (where not already qualified by materiality, otherwise in all respects) only as of such specified date); (b) immediately after giving effect to this Amendment, no Default or Event of Default exists; (c) this Amendment has been duly authorized by all necessary corporate proceedings and duly executed and delivered by the Borrower and each other Credit Party, and the Credit Agreement, as amended by this Amendment, is the legal, valid and binding obligation of the Borrower and each other Credit Party, enforceable against the Borrower and each other Credit Party in accordance with its terms; and (d) no consent, approval, authorization, order, registration or qualification with any Governmental Authority is required for, the absence of which would materially adversely affect, the legal and valid execution and delivery or performance by the Borrower or any other Credit Party of this Amendment or the performance by the Borrower or any other Credit Party of the Credit Agreement, as amended by this Amendment.  Each Guarantor hereby ratifies and reaffirms:  (i) the validity, legality and enforceability of its obligations under Article 9 of the Credit Agreement; (ii) that its reaffirmation of such obligations is a material inducement to the Administrative Agent and the Consenting Banks to enter into this Amendment; and (iii) that its obligations under Article 9 of the Credit Agreement shall remain in full force and effect in accordance with its terms until all the Guaranteed Obligations have been paid in full.
SECTION 9. Reference to and Effect on the Credit Agreement and the Credit Documents.
(a) On and after the Sixth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “herein,” “hereto”, “hereof” and “hereunder” or words of like import referring to the
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Credit Agreement, and each reference in the Notes and each of the other Credit Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, after giving effect to this Amendment.
(b) Except as specifically provided above, the Credit Documents shall remain in full force and effect and are hereby ratified and confirmed in all respects.  Except as provided herein, the execution, delivery, and effectiveness of this Amendment shall not operate as a waiver of any right, power, or remedy of the Administrative Agent or any Bank under the Credit Agreement or any other Credit Document, nor constitute a waiver or modification of any provision of the Credit Agreement or any other Credit Document. This Amendment is a Credit Document and is subject to the terms and conditions of the Credit Agreement.
SECTION 10. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
SECTION 11. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart to this Amendment by facsimile transmission or by electronic mail in pdf format shall be as effective as delivery of a manually executed counterpart hereto.
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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

ALLIANCE DATA SYSTEMS CORPORATION, as Borrower

By:/s/ J. Jeffrey Chesnut
Name: J. Jeffrey Chesnut
Title: Senior Vice President and Treasurer

ADS ALLIANCE DATA SYSTEMS, INC., as Guarantor

By:/s/ J. Jeffrey Chesnut
Name: J. Jeffrey Chesnut
Title: Senior Vice President and Treasurer

ALLIANCE DATA FOREIGN HOLDINGS, INC., as Guarantor

By:/s/ Jeffrey L. Fair
Name: Jeffrey L. Fair
Title: Vice President, Tax
ADS FOREIGN HOLDINGS, INC., as Guarantor

By:/s/ Jeffrey L. Fair
Name: Jeffrey L. Fair
Title: Vice President, Tax
COMENITY LLC, as Guarantor

By:/s/ Jeffrey L. Fair
Name: Jeffrey L. Fair
Title: Vice President, Tax
Alliance Data Systems Corporation
Sixth Amendment to Amended and Restated Credit Agreement
Signature Page

COMENITY SERVICING LLC, as Guarantor

By:/s/ Jeffrey L. Fair
Name: Jeffrey L. Fair
Title: Vice President, Tax
ALLIANCE DATA INTERNATIONAL LLC, as Guarantor
By: ALLIANCE DATA FOREIGN HOLDINGS, INC., its sole member

By:/s/ Jeffrey L. Fair
Name: Jeffrey L. Fair
Title: Vice President, Tax
Alliance Data Systems Corporation
Sixth Amendment to Amended and Restated Credit Agreement
Signature Page

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and a Bank
By:/s/ Grainne M. Pergolini
Name: Grainne M. Pergolini
Title: Managing Director
Alliance Data Systems Corporation
Sixth Amendment to Amended and Restated Credit Agreement
Signature Page

BANK OF AMERICA, N.A. , as a Bank

By:/s/ Molly Daniello
Name: Molly Daniello
Title: Director
Alliance Data Systems Corporation
Sixth Amendment to Amended and Restated Credit Agreement
Signature Page

MUFG BANK, LTD., as a Bank

By:/s/ Ted Jurgielewicz
Name: Ted Jurgielewicz
Title: Vice President
Alliance Data Systems Corporation
Sixth Amendment to Amended and Restated Credit Agreement
Signature Page

JPMORGAN CHASE BANK, N.A., as a Bank

By:/s/ Christine Lathrop
Name: Christine Lathrop
Title: Executive Director
Alliance Data Systems Corporation
Sixth Amendment to Amended and Restated Credit Agreement
Signature Page

MIZUHO BANK, LTD., as a Bank

By:/s/ Tracy Rahn
Name: Tracy Rahn
Title: Executive Director
Alliance Data Systems Corporation
Sixth Amendment to Amended and Restated Credit Agreement
Signature Page

TRUIST BANK, AS SUCCESSOR BY MERGER TO SUNTRUST BANK, as a Bank

By:/s/ Justin Lien
Name: Justin Lien
Title: Director
Alliance Data Systems Corporation
Sixth Amendment to Amended and Restated Credit Agreement
Signature Page

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Bank

By:/s/ Matthew Lewis
Name: Matthew Lewis
Title: Director
Alliance Data Systems Corporation
Sixth Amendment to Amended and Restated Credit Agreement
Signature Page

THE BANK OF NOVA SCOTIA, as a Bank

By:/s/ Sunny Yang
Name: Sunny Yang
Title: Director
Alliance Data Systems Corporation
Sixth Amendment to Amended and Restated Credit Agreement
Signature Page

BNP PARIBAS, as a Bank

By:/s/ Marguerite L. Lebon
Name: Marguerite L. Lebon
Title: Vice President

By:/s/ Michael Guidice
Name: Michael Guidice
Title: Director
Alliance Data Systems Corporation
Sixth Amendment to Amended and Restated Credit Agreement
Signature Page

ROYAL BANK OF CANADA, as a Bank

By:/s/ Allan Kortan
Name: Allan Kortan
Title: Authorized Signatory
Alliance Data Systems Corporation
Sixth Amendment to Amended and Restated Credit Agreement
Signature Page

SUMITOMO MITSUI BANKING CORPORATION, as a Bank

By:/s/ Michael Maguire
Name: Michael Maguire
Title: Authorized Signatory
Alliance Data Systems Corporation
Sixth Amendment to Amended and Restated Credit Agreement
Signature Page

CITIZENS BANK, NATIONAL ASSOCIATION, as a Bank

By:/s/ Jason Hembree
Name: Jason Hembree
Title: Vice President
Alliance Data Systems Corporation
Sixth Amendment to Amended and Restated Credit Agreement
Signature Page

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK AGENCY, as a Bank

By:/s/ Dominic Sorresso
Name: Dominic Sorresso
Title: Authorizd Signatory
Alliance Data Systems Corporation
Sixth Amendment to Amended and Restated Credit Agreement
Signature Page

BANCO BILBAO VIZCAYA ARGENTERIA, S.A. NEW YORK BRANCH, as a Bank

By:/s/ Cara Younger
Name: Cara Younger
Title: Executive Director

By:/s/ Miriam Trautmann
Name: Miriam Trautmann
Title: Senior Vice President
Alliance Data Systems Corporation
Sixth Amendment to Amended and Restated Credit Agreement
Signature Page

KEYBANK NATIONAL ASSOCIATION, as a Bank

By:/s/ James Cribbett
Name: James Cribbett
Title: SVP
Alliance Data Systems Corporation
Sixth Amendment to Amended and Restated Credit Agreement
Signature Page

REGIONS BANK, as a Bank

By:/s/ Jason Douglas
Name: Jason Douglas
Title: Director
Alliance Data Systems Corporation
Sixth Amendment to Amended and Restated Credit Agreement
Signature Page

U.S. BANK NATIONAL ASSOCATION, as a Bank

By:/s/ Marc Ruska
Name: Marc Ruska
Title: Senior Vice President
Alliance Data Systems Corporation
Sixth Amendment to Amended and Restated Credit Agreement
Signature Page

RAYMOND JAMES BANK, N.A., as a Bank

By:/s/ Joseph A. Ciccolini
Name: Joseph A. Ciccolini
Title: Senior Vice President

Alliance Data Systems Corporation
Sixth Amendment to Amended and Restated Credit Agreement
Signature Page

DEUTSCHE BANK AG, NEW YORK BRANCH, as a Bank

By:/s/ Annie Chung
Name: Annie Chung
Title: Director

By:/s/ Ming K Chu
Name: Ming K Chu
Title: Director

Alliance Data Systems Corporation
Sixth Amendment to Amended and Restated Credit Agreement
Signature Page

SYNOVUS BANK, as a Bank

By:/s/ Robert Haley
Name: Robert Haley
Title: Officer
Alliance Data Systems Corporation
Sixth Amendment to Amended and Restated Credit Agreement
Signature Page

THE NORTHERN TRUST COMPANY, as a Bank

By:/s/ Will Hicks
Name: Will Hicks
Title: Vice President
Alliance Data Systems Corporation
Sixth Amendment to Amended and Restated Credit Agreement
Signature Page

MORGAN STANLEY SENIOR FUNDING, INC., as a Bank

By:/s/ Christopher Winthrop
Name: Christopher Winthrop
Title: Authorized Signatory
Alliance Data Systems Corporation
Sixth Amendment to Amended and Restated Credit Agreement
Signature Page

ASSOCIATED BANK, N.A., as a Bank

By:/s/ Dean H. Rosenthals
Name: Dean H. Rosenthals
Title: SVP
Alliance Data Systems Corporation
Sixth Amendment to Amended and Restated Credit Agreement
Signature Page

THE HUNTINGTON NATIONAL BANK, as a Bank

By:/s/ Dan Swanson
Name: Dan Swanson
Title: Vice President

Alliance Data Systems Corporation
Sixth Amendment to Amended and Restated Credit Agreement
Signature Page

CITIBANK, N.A., as a Bank

By:/s/ Marina Donskaya
Name: Marina Donskaya
Title: Vice President
Alliance Data Systems Corporation
Sixth Amendment to Amended and Restated Credit Agreement
Signature Page

CADENCE BANK, N.A., as a Bank

By:/s/ Hannah Dempsey
Name: Hannah Dempsey
Title: Vice President
Alliance Data Systems Corporation
Sixth Amendment to Amended and Restated Credit Agreement
Signature Page

TAIWAN COOPERATIVE BANK LTD., ACTING THROUGH ITS NEW YORK BRANCH, as a Bank

By:/s/ Li Yin Wang
Name: Li Yin Wang
Title: Deputy General Manager
Alliance Data Systems Corporation
Sixth Amendment to Amended and Restated Credit Agreement
Signature Page

BANCO DE SABADELL, S.A. – MIAMI BRANCH, as a Bank

By:/s/ Ignacio Alcaraz
Name: Ignacio Alcaraz
Title: Head of Structured Finance Americas
Alliance Data Systems Corporation
Sixth Amendment to Amended and Restated Credit Agreement
Signature Page

TAIWAN BUSINESS BANK NEW YORK, as a Bank

By:/s/ Kevin Tsai
Name: Kevin Tsai
Title: Loan Manager
Alliance Data Systems Corporation
Sixth Amendment to Amended and Restated Credit Agreement
Signature Page

FIRST HAWAIIAN BANK, as a Bank

By:/s/ Christopher M. Yasuma
Name: Christopher M. Yasuma
Title: Vice President
Alliance Data Systems Corporation
Sixth Amendment to Amended and Restated Credit Agreement
Signature Page

CHANG HWA COMMERCIAL BANK, LTD., LOS ANGELES BRANCH, as a Bank

By:/s/ Wan-Chin Chang
Name: Wan-Chin Chang
Title: V.P. & General Manager
Alliance Data Systems Corporation
Sixth Amendment to Amended and Restated Credit Agreement
Signature Page

VIRTUS SEIX FLOATING RATE HIGH INCOME FUND, as a Lender

By: SEIX INVESTMENT ADVISORS LLC, as Subadvisor

By:/s/ George Goudelias
Name: George Goudelias
Title: Managing Director

Alliance Data Systems Corporation
Sixth Amendment to Amended and Restated Credit Agreement
Signature Page

FIRST NATIONAL BANK OF OMAHA, as a Bank

By:/s/ Dale Ervin
Name: Dale Ervin
Title: Director
Alliance Data Systems Corporation
Sixth Amendment to Amended and Restated Credit Agreement
Signature Page

MIDFIRST BANK, as a Bank

By:/s/ Tim Daniels
Name: Tim Daniels
Title: Managing Director

Alliance Data Systems Corporation
Sixth Amendment to Amended and Restated Credit Agreement
Signature Page